BUILDERS FIXED INCOME FUND, INC.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


                                  JUNE 30, 2000


THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dear Shareholder,

As Chairman and President of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by delivering quality core investment results, while working in the community to provide ProLoan mortgages to new home buyers and employment opportunities for members of organized building trades. This semi-annual report contains the Fund's financial statements for the six month period ended June 30, 2000.

The Fund has been delivering a quality core fixed income portfolio to its investors since October 1997. Capital Mortgage Management, Inc. is responsible for managing the Fund and the ProLoan program. We are actively coordinating the origination and securitization of ProLoan home mortgages by various financial institutions. This "hands-on" approach is critical to creating an impact in our targeted markets. During the past six months, the ProLoan program, operating in various cities in the Midwest, generated approximately 276 ProLoan applications for home mortgages in the principal amount of $38,264,642. The performance of the ProLoan program has been strong in St Louis, Missouri and the program is gaining momentum in Southern Illinois, in Pittsburgh, Pennsylvania, and in Louisville, Kentucky.

As of June 30, 2000, the Fund had $169,363,474 in net assets. The Fund welcomes a new investor, the Carpenters' Pension Fund of Illinois (Geneva) which invested $20 million in the Fund during the first six months of 2000.

For the six month period ended June 30, 2000, the Fund's total return was 1.84% *. As the Fund enters the new millenium, we look forward to another successful year of investment performance and continued growth of the ProLoan program. As always, I am available to discuss any aspect of the Fund with an investor, so please do not hesitate to contact me.

Sincerely,

/s/ John W. Stewart

John W. Stewart, Chairman and President
Builders Fixed Income Fund, Inc.

----------
* Past performance does not guarantee future results. The Fund's one year and average annual return since inception (October 31, 1997) through June 30, 2000 was 2.54% and 3.48%, respectively. Share value and total returns will fluctuate and you may have a gain or loss when you sell your shares. Performance results include reinvested dividends, interest and other earnings.

PRINCIPAL CAPITAL MANAGEMENT, LLC
A Company of the Principal Financial Group

The year began with the Federal Reserve raising short-term rates, the U.S. Treasury buying back long-term treasuries. CPI (a measure of inflation) was rising, core inflation (excluding food and energy) was not moving much. Productivity is continuing to improve dramatically, unemployment levels are at 30-year lows. The markets experienced large inflows into equity funds and large outflows from fixed income funds. During the first half, FNMA and FHLMC securities came under attack for their implicit government guarantees (they are instrumentalities of the U.S. Government). With such a mix of fixed income indicators, fixed income investments other than U.S. Treasuries underperfomed.

The Fund's performance suffered as Treasuries, a major component of our benchmark, encountered panic buying which was triggered by the Treasury buyback program. We believe there are two reasons this occurred. First, many core fixed income managers hold very few Treasuries in their portfolios including us, opting instead to invest in higher yielding securities. Second, private sector debt has expanded to fund investment and to enhance stock valuations by using debt to fund stock buybacks. Fixed income managers seeing the Treasury supply shrink and viewing the deterioration of credit by the increase of debt and leverage, began to sense the dynamic change in potential performance. Momentum took over as managers tried to rebalance their portfolios. This great shift punished spread product holders relative to treasury investors. IT IS IMPORTANT TO UNDERSTAND THAT, BARING A SALE, THERE WAS NO PERMANENT DIMUNITION OF PERFORMANCE, JUST A CURRENT REPRICING OF ASSETS. SINCE BONDS MATURE AT A PRICE OF PAR, ABSENT A DEFAULT OR A SALE, THIS IS A TIMING OF PERFORMANCE ISSUE AS SPREAD SECURITIES WILL OUT EARN THEIR LOWER YIELDING TREASURY COUNTERPARTS IN THE FUTURE. For the first half of the year, we did not get caught up in the day to day swings in the market, choosing to be patient in very interesting times.

In regards to FNMA and FHLMC, we believe any pressure to privatize these agencies will not happen in an election year. If, in the future they are privatized, existing securities will be grandfathered. Most importantly, given the high level of FNMA and FHLMC securities held at banks, thrifts and credit unions, if these agencies failed then the U.S. financial system would probably fail. Thus the argument that the agencies are too big too fail should hold.

We are continuing to stay close to our duration benchmarks and patiently waiting for the return to reasonable market pricing.


Martin J. Schafer                                    William C. Armstrong
Co-Portfolio Manager                                 Co-Portfolio Manager

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              U.S. GOVERNMENT AND                        6.1%
              U.S. GOVERNMENT AGENCY
              FEDERAL NATIONAL MORTGAGE ASSOCIATION      1.8%
$2,000,000      5.750%, 04/15/03**                                   $1,939,208
 1,075,000      6.500%, 08/15/04                                      1,055,088
                                                                   ------------
                                                                      2,994,296
                                                                   ------------
              Federal Home Loan Bank Notes               2.6%
 3,000,000      5.875%, 09/17/01                                      2,964,840
 1,700,000      5.425%, 09/24/08                                      1,511,674
                                                                   ------------
                                                                      4,476,514
                                                                   ------------
              Federal Home Loan Mortgage Corporation     1.7%
 1,000,000      6.200%, 04/15/03                                        982,735
 2,000,000      5.950%, 01/19/06                                      1,894,380
                                                                   ------------
                                                                      2,877,115
                                                                   ------------
              TOTAL U.S. GOVERNMENT AND
              U.S. GOVERNMENT AGENCY
              (cost $10,432,499)                                     10,347,925
                                                                   ------------
              U.S. GOVERNMENT AGENCY -
                   MORTGAGE BACKED SECURITIES           22.1%
              GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION II                        0.2%
              Pool 1470
    21,882      9.000%, 09/20/20                                         22,572
              Pool 1472
     8,118      10.000%, 09/20/20                                         8,494
              Pool 1507
    15,583      9.500%, 11/20/20                                         16,185
              Pool 1614
    19,012      9.000%, 05/20/21                                         19,591
              Pool 1615
    17,134      9.500%, 05/20/21                                         17,788
              Pool 1740
    46,243      9.000%, 12/20/21                                         47,654
              Pool 1920
   179,977      7.500%, 12/20/24                                        178,412
                                                                   ------------
                                                                        310,696
                                                                   ------------

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   0.4%
              Pool 102990
   $61,587      12.500%, 12/15/13                                       $69,303
              Pool 340649
   175,391      7.500%, 06/15/23                                        175,038
              Pool 349645
   381,788      7.000%, 06/15/23                                        372,871
              Pool 349646
    28,740      8.500%, 09/15/24                                         29,483
              Pool 349647
    35,445      7.500%, 07/15/23                                         35,313
              Pool 367574
    25,994      8.500%, 06/15/25                                         26,703
              Pool 388962
    60,328      7.500%, 01/15/26                                         60,026
                                                                   ------------
                                                                        768,737
                                                                   ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION     0.7%
              Pool C34597
 1,133,656      7.500%, 12/01/29                                      1,119,197
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION     20.8%
              Pool 50698
     4,121      7.500%, 03/01/23                                          4,090
              Pool 185857
    44,558      8.000%, 11/01/02                                         44,568
              Pool 185861
    10,517      9.000%, 02/01/06                                         10,783
              Pool 185862
    18,938      9.000%, 10/01/05                                         19,418
              Pool 185863
    29,273      9.500%, 08/01/04                                         29,731
              Pool 252716
   654,616      7.000%, 09/01/29                                        632,203
              Pool 337670
   289,220      8.000%, 11/01/26                                        290,964
              Pool 363714
   447,172      8.000%, 11/01/26                                        449,868

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              FEDERAL NATIONAL MORTGAGE ASSOCIATION - (Continued)
              Pool 392423
  $433,123      7.500%, 06/01/27                                       $428,035
              Pool 395131
   158,120      7.500%, 08/01/27                                        156,263
              Pool 397941
   561,034      7.500%, 08/01/27                                        554,444
              Pool 400581
   650,121      7.500%, 09/01/27                                        642,485
              Pool 403662
   219,024      7.500%, 10/01/27                                        216,452
              Pool 496714
 1,086,289      6.500%, 05/01/29                                      1,024,913
              Pool 504974
 2,627,971      6.500%, 07/01/29                                      2,479,489
              Pool 506345
 1,096,825      6.500%, 07/01/29                                      1,034,853
              Pool 510238
 2,116,960      6.500%, 08/01/29                                      1,997,350
              Pool 510448
   426,373      6.000%, 07/01/14                                        403,767
              Pool 510927
 2,034,212      6.500%, 08/01/29                                      1,919,277
              Pool 511854
 1,253,579      6.500%, 09/01/29                                      1,182,751
              Pool 512309
 1,064,505      6.500%, 09/01/29                                      1,004,360
              Pool 512724
 2,092,099      6.500%, 08/01/29                                      1,973,894
              Pool 515182
 1,346,105      6.500%, 09/01/29                                      1,270,049
              Pool 516497
   937,340      6.500%, 10/01/29                                        884,380
              Pool 516917
 1,254,679      6.500%, 09/01/29                                      1,183,789
              Pool 518156
 1,160,884      6.500%, 10/01/29                                      1,095,293
              Pool 519318
 1,882,563      6.500%, 10/01/29                                      1,776,197

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              FEDERAL NATIONAL MORTGAGE  ASSOCIATION - (Continued)
              Pool 519720
  $814,620      6.500%, 10/01/29                                       $768,593
              Pool 519721
 1,005,972      7.000%, 10/01/29                                        971,528
              Pool 520054
 1,034,742      7.000%, 09/01/29                                        999,313
              Pool 523652
 1,627,746      6.500%, 10/01/29                                      1,535,777
              Pool 524686
 1,155,063      7.000%, 11/01/29                                      1,115,515
              Pool 534436
 1,021,654      7.500%, 02/01/30                                      1,008,026
              Pool 534840
 1,132,052      7.000%, 02/01/30                                      1,092,932
              Pool 540030
 1,332,487      7.500%, 04/01/30                                      1,313,654
              Pool 540031
 1,135,528      8.000%, 05/01/30                                      1,140,896
              Pool 546278
 1,537,558      8.000%, 06/01/30                                      1,544,827
              Pool 546279
 1,095,943      7.500%, 06/01/30                                      1,080,454
                                                                   ------------
                                                                     35,281,181
                                                                   ------------
              TOTAL U.S. GOVERNMENT AGENCY -
               MORTGAGE BACKED SECURITIES
              (cost $39,444,966)                                     37,479,811
                                                                   ------------
              ASSET BACKED SECURITIES                   14.1%
              Asset Securitization Corporation
 3,750,000      7.384%, 08/13/29                                      3,717,544
              Chase Commercial Mortgage Securities Corportation
                Series 2000-2 Class A1
 5,000,000      7.543%, 07/15/32                                      5,036,890
              Citibank Credit Card Master Trust I
                Series 1997-6 Class B
 3,000,000      Zero Coupon Bond, 08/15/06                            2,177,790

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              ASSET BACKED SECURITIES - (Continued)
              Citibank Credit Card Master Trust I
$3,000,000      6.900%, 11/15/06                                     $2,934,675
              First Union - Lehman Brothers Commercial Mortgage**
                Series 1998-C2 Class B
 1,000,000      6.640%, 03/18/11                                       932,019
              LB Commercial Conduit Mortgage Trust
                Series 1999-C1 Class B
 4,000,000      6.930%, 04/05/09                                     3,823,450
              MBNA Master Credit Card Trust
                Series 1999-B Class B
 4,000,000      6.200%, 08/15/11                                     3,683,740
              Metris Master Trust
                Series 1997-1 Class A
 1,500,000      6.870%, 10/20/05                                     1,494,187
                                                                   ------------
              TOTAL ASSET BACKED SECURITIES
                (cost $23,817,906)                                   23,800,295
                                                                   ------------
              CORPORATE BONDS                           45.0%
              BANK                                       7.6%
              Citicorp**
 1,000,000      6.375%, 11/15/08                                        926,514
              FleetBoston Financial Corporation
 3,420,000      7.125%, 04/15/06                                      3,304,370
              National Bank of Canada New York**
 3,750,000      7.750%, 11/01/09                                      3,706,193
              NationsBank Corporation
 1,500,000      7.800%, 09/15/16                                      1,457,342
              Swiss Bank Corporation**
 1,500,000      7.375%, 06/15/17                                      1,438,075
              Swiss Bank Corporation**
 2,200,000      7.500%, 7/15/25                                       2,087,536
                                                                   ------------
                                                                     12,920,030
                                                                   ------------
              FINANCE                                   18.4%
              American Financial Group**
 3,000,000      7.125%, 04/15/09                                      2,638,131
              Donaldson Lufkin & Jenrette**
 2,000,000      6.110%, 05/15/01                                      1,979,856

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              FINANCE - (CONTINUED)
              Countrywide Funding Corporation
$2,000,000      6.280%, 01/15/03                                     $1,934,426
              Equitable Life Assurance 144A**
 3,500,000      7.700%, 12/01/15                                      3,372,862
              Ford Motor Credit**
 1,000,000      6.625%, 06/30/03                                        975,660
              Gatx Capital Corporation
 1,000,000      6.500%, 11/01/00                                        996,903
              General Motors Acceptance Corporation
   240,000      6.850%, 04/17/01                                        239,299
              General Motors Acceptance Corporation**
 1,000,000      7.500%, 05/10/04                                      1,000,766
              General Motors Acceptance Corporation**
 3,000,000      6.150%, 04/05/07                                      2,743,494
              Goldman Sachs Group LP**
 1,500,000      6.625%, 12/01/04                                      1,448,432
              Heller Financial, Inc.
 1,500,000      5.750%, 09/25/01                                      1,471,899
              Lehman Brothers Holdings
 3,000,000      6.750%, 09/24/01                                      2,975,949
              Lehman Brothers Holdings**
 3,000,000      6.625%, 04/01/04                                      2,865,897
              Metropolitan Life Insurance Company**
 2,000,000      7.700%, 11/01/15                                      1,910,622
              Simon Debartolo
 1,000,000      7.125%, 06/24/05                                        950,294
              Spieker Properties LP
 3,750,000      7.350%, 12/01/17                                      3,265,939
              Transamerica Financial Group
   330,000      9.620%, 12/15/00                                        333,435
                                                                   ------------
                                                                     31,103,864
                                                                   ------------
              INDUSTRIAL                                13.5%
              Cargill, Inc., 144A**
 2,000,000      6.300%, 04/15/09                                      1,832,200
              Conoco, Inc.
 1,000,000      6.350%, 04/15/09                                        933,367

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              INDUSTRIAL - (CONTINUED)
              International Paper Company
$2,000,000      7.000%, 06/01/01                                     $1,993,032
              International Paper Company
 2,000,000      8.000%, 07/08/03                                      2,007,938
              Joseph Seagram & Sons, Inc.
 2,190,000      5.790%, 04/15/01                                      2,162,837
              Lafarge Corporation
 1,600,000      6.375%, 07/15/05                                      1,493,619
              Lubrizol Corporation**
 2,000,000      5.875%, 12/01/08                                      1,816,944
              Raytheon Company
 3,310,000      5.950%, 03/15/01                                      3,275,470
              Ryder System, Inc.**
 1,500,000      6.600%, 11/15/05                                      1,401,990
              Ryerson Tull, Inc.
 3,000,000      8.500%, 07/15/01                                      3,031,701
              Temple-Inland, Inc.
 1,000,000      9.000%, 05/01/01                                      1,011,620
              WMX Technologies**
 2,000,000      6.70%, 05/01/01                                       1,959,402
                                                                   ------------
                                                                     22,920,120
                                                                   ------------
              TRANSPORTATION                             1.2%
              Ford Mortor Company**
 2,350,000      6.50%, 08/01/18                                       2,028,652
                                                                   ------------
              UTILITIES                                  4.3%
              AT&T Corporation
 3,000,000      6.500%, 03/15/29                                      2,497,500
              GTE California, Inc.
   250,000      5.625%, 02/01/01                                        247,762
              GTE Corporation**
 2,400,000      6.840%, 04/15/18                                      2,155,663
              Northern States Power**
 2,500,000      6.875%, 08/01/09                                      2,366,812
                                                                   ------------
                                                                      7,267,737
                                                                   ------------
              TOTAL CORPORATE BONDS
                (cost $79,325,489)                                   76,240,403
                                                                   ------------

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Principal                                              % of
 Amount                                              Net Assets        Value
 ------                                              ----------        -----

              PROLOAN PIPELINE                          20.9%
36,689,219    When-Issued Commitments
              (cost $36,689,219)                                    $35,457,885
                                                                   ------------
              SHORT TERM INVESTMENTS                    13.1%
              COMMERCIAL PAPER                          13.1%
              Associates First Capital Corporation
 7,700,000      6.890%, 07/03/00                                      7,695,579
              Dominion Resources, Inc.
 2,000,000      6.860%, 08/07/00                                      1,985,518
              Dominion Resources, Inc.
 2,000,000      6.900%, 08/24/00                                      1,979,184
              Safeco Credit Company, Inc.
 2,000,000      6.800%, 07/05/00                                      1,998,111
              Safeco Credit Company, Inc.
 2,000,000      6.930%, 09/14/00                                      1,970,740
              Xerox Corporation
 4,500,000      6.880%, 07/14/00                                      4,487,960
              Xerox Corporation
 2,000,000      6.740%, 07/17/00                                      1,993,634
                                                                   ------------
              TOTAL SHORT TERM INVESTMENTS
                (cost $22,110,726)                                   22,110,726
                                                                   ------------
              TOTAL INVESTMENTS IN SECURITIES          121.3%
                (cost $211,820,805)                                 205,437,045

              Liabilities in excess of Other Assets    (21.3%)      (36,073,571)
                                                                   ------------

              NET ASSETS                               100.0%      $169,363,474
                                                                   ============

----------
**   Security segregated at custodian for "when-issued" commitments.

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $211,820,805)           $ 205,437,045
Receivables:
  Interest                                                            1,786,170
  Securities sold                                                     3,130,768
Deferred organization costs, net                                         51,087
Other assets                                                             15,789
                                                                  -------------
    Total assets                                                    210,420,859
                                                                  -------------

LIABILITIES
Payables:
  Cash overdraft                                                         18,154
  Investment securities purchased - when issued                      36,689,219
  Securities purchased                                                3,288,467
  Distribution to shareholders                                          931,540
  Interest purchased                                                     52,796
  Due to advisors                                                        43,476
  Distribution fees                                                      13,802
Accrued expenses                                                         19,931
                                                                  -------------
    Total liabilities                                                41,057,385
                                                                  -------------

NET ASSETS                                                        $ 169,363,474
                                                                  =============

COMPONENTS OF NET ASSETS
Paid-in capital                                                   $ 180,067,212
Accumulated net investment income                                         1,827
Accumulated net realized loss on investments                         (4,321,805)
Net unrealized depreciation on investments                           (6,383,760)
                                                                  -------------
    Net assets                                                    $ 169,363,474
                                                                  =============
Number of shares issued and outstanding
   (unlimited shares authorized no par value)                        12,150,967
                                                                  =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       13.94
                                                                  =============

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $ 5,773,146
                                                                    -----------
EXPENSES
  Subadvisor fees                                                       136,166
  Management fees                                                       123,787
  Distribution fees                                                      82,525
  Professional fees                                                      32,984
  Fund accounting fees                                                   29,899
  Administration fees                                                    28,858
  Custodian fees                                                         18,016
  Amortization of deferred organization costs                            10,761
  Insurance expense                                                       8,372
  Transfer agent fees                                                     6,885
  Director fees                                                           5,153
  Registration expense                                                    2,625
  Miscellaneous                                                          13,767
                                                                    -----------
    Total expenses                                                      499,798
    Less: distribution fees waived                                       (8,439)
                                                                    -----------
    Net expenses                                                        491,359
                                                                    -----------
      NET INVESTMENT INCOME                                           5,281,787
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                   (3,510,319)
  Net unrealized appreciation on investments                          1,304,503
                                                                    -----------
    Net realized and unrealized loss on investments                  (2,205,816)
                                                                    -----------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 3,075,971
                                                                    ===========

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months Ended        Year Ended
                                                                      June 30, 2000 #     December 31, 1999
                                                                      ---------------     -----------------
INCREASE  (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                                $   5,281,787         $   7,898,756
  Net realized loss on investments                                        (3,510,319)             (809,391)
  Net unrealized appreciation (depreciation) on investments                1,304,503            (7,616,644)
                                                                       -------------         -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        3,075,971              (527,279)
                                                                       -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                              (5,281,787)           (7,898,756)
  From realized gains                                                             --              (920,245)
                                                                       -------------         -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (5,281,787)           (8,819,001)
                                                                       -------------         -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               20,001,002            15,081,208
  Net asset value of shares issued on reinvestment of distributions        4,350,246             8,743,042
  Cost of shares redeemed                                                   (107,475)                   --
                                                                       -------------         -------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                          24,243,773            23,824,250
                                                                       -------------         -------------

    TOTAL INCREASE IN NET ASSETS                                          22,037,957            14,477,970

NET ASSETS
  Beginning of period                                                    147,325,517           132,847,547
                                                                       -------------         -------------
  END OF PERIOD (including accumulated net investment income of
   $1,827 and $1,827, respectively)                                    $ 169,363,474         $ 147,325,517
                                                                       =============         =============

CHANGE IN SHARES
  Shares sold                                                              1,423,980             1,047,074
  Shares issued on reinvestment of distributions                             311,893               603,193
  Shares redeemed                                                             (7,622)                   --
                                                                       -------------         -------------
  NET INCREASE                                                             1,728,251             1,650,267
                                                                       =============         =============

----------
#    Unaudited.

See accompanying Notes to Financial Statements.

          BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS SEMI-ANNUAL REPORT.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                          Year Ended December 31,  October 31, 1997*
                                                        Six Months Ended  -----------------------        through
                                                         June 30, 2000#     1999        1998^      December 31, 1997^
                                                         --------------     ----        -----      ------------------
Net asset value, beginning of period                       $ 14.14        $ 15.14      $ 15.10          $ 15.00
                                                           -------        -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                        0.44           0.83         0.80             0.14
 Net realized and unrealized gain (loss) on investments      (0.20)         (0.91)        0.15             0.10
                                                           -------        -------      -------          -------
      Total from investment operations                        0.24          (0.08)        0.95             0.24
                                                           -------        -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income                                  (0.44)         (0.83)       (0.80)           (0.14)
 From realized gain                                             --          (0.09)       (0.11)              --
                                                           -------        -------      -------          -------
      Total distributions                                    (0.44)         (0.92)       (0.91)           (0.14)
                                                           -------        -------      -------          -------

Net asset value, end of period                             $ 13.94        $ 14.14      $ 15.14          $ 15.10
                                                           =======        =======      =======          =======

Total return                                                  1.84%+        (0.58%)       6.48%            1.58%+

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in millions)                 $ 169.4        $ 147.3      $ 132.8          $ 120.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived                                           0.61%++        0.65%        0.71%            0.63%++
 After fees waived                                            0.60%++        0.60%        0.60%            0.58%++

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
 Before fees waived                                           6.41%++        5.75%        5.47%            5.46%++
 After fees waived                                            6.40%++        5.70%        5.36%            5.41%++

Portfolio turnover rate                                       39.73%+       91.01%       39.39%            1.29%+

----------
#   Unaudited.
*   Commencement of operation.
+   Not annualized.
++  Annualized.
^ The calculations are based on average number of shares outstanding for the period.

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENT (UNAUDITED)
--------------------------------------------------------------------------------

(1)  ORGANIZATION AND BUSINESS

     Builders Fixed Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end management investment company. Prior to January 29, 1999 the Fund was known as the Builders ProLoan Fund, Inc. Investment operations of the Fund began on October 31, 1997.

     The Fund's investment objective is to provide current income. The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade fixed income portfolio while also promoting employment in the home construction industry through the ProLoan program. The ProLoan Program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. To qualify for a ProLoan home mortgage loan, a borrower's single or multi-family home must be: (1) substantially union-built, as determined by Capital Mortgage Management, Inc. (the "Manager"), and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") guarantee. Each mortgage loan meeting the above qualifications, as established by the Manager, is referred to hereinafter as a "ProLoan."

     ProLoans are offered by qualified Lenders with the interest rate and points established each week by Principal Capital Management, LLC (the "Subadviser"), based on its survey of local markets and the ability of the fund to invest in additional ProLoan mortgage-backed securities. Borrowers pay a ProLoan commitment fee, which is refunded to the borrower at closing. These commitment fees might not fully compensate the Fund for the additional interest rate risk it will bear during the six-month interest rate lock-in period and, thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are reatained by the Fund. If interest rates decline after a borrower has locked in an interest rate on a ProLoan, the borrower may reduce the interest rate by paying a "float-down" fee to the Fund, which typically is one-half of one percent of the loan amount. If construction or renovation of a home is not complete by the date set for closing, the borrower may extend a ProLoan for up to 60 days, at the discretion of the Subadviser, for an extension fee which typically is one-quarter of one percent of the loan amount for each 30 day extension.

     To create mortgage-backed securities from the underlying ProLoans, each Lender pools its ProLoans and submits these pools to GNMA, FNMA or FHLMC for securitization and the appropriate agency's guarantee. Or, at the Subadviser's discretion, a closed ProLoan may be sold instead of being included in a pool. The Fund purchases the ProLoan mortgage-backed securities guaranteed by GNMA, FNMA or FHLMC from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. The mortgage-backed securities typically are delivered to the Fund after the interest rate security period and after the underlying ProLoans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the Missouri, Illinois, Ohio, Kentucky, and Pennsylvania metropolitan areas. The Fund's principal investor is the Carpenters' District Council of Greater St. Louis.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  INVESTMENT VALUATION

          Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued income, both of which approximate market value.

          PROLOAN MORTGAGE COMMITMENTS are valued at the price at which the Fund could assign the commitments to a third party, as long as this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows. The Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. The Fund's commitments to acquire mortgage-backed securities generated through the ProLoan program will not be considered to be illiquid so long as the Manager determines, pursuant to guidelines established by the Board of Directors, that an adequate trading market exists for these commitments. The custodian will value the fund's commitments to acquire ProLoan mortgage-backed securities at the above price, as long as this price is considered by the Fund's Manager to be no more than the fair market value of the commitment.

          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (b)  ORGANIZATION COSTS

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over five years. If any of the shares designated as the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of shares redeemed by the number of original shares outstanding at the time of redemption.

     (c)  FEDERAL INCOME AND EXCISE TAXES

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          For federal income tax purposes, the fund has a net capital loss of $811,486 which may be carried forward and used against future net capital gains to the year 2007.

     (d)  DISTRIBUTION TO SHAREHOLDERS

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

     (e)  OTHER

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

(3)  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a)  MANAGEMENT FEE

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (b)  SUBADVISER FEE

          The Manager has entered into an Investment Subadvisory Agreement with Principal Capital Management, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets. Principal Capital Management, LLC began serving as the Fund's Subadviser on June 1, 2000. From October 31, 1997 to May 31, 2000, Commerce Bank, N.A. served as the Fund's subadviser, for which it received an annual fee of 0.165% of the Fund's average daily net assets.

     (c)  ADMINISTRATION FEE

          The Fund has entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervising other organizations that provide services to the Fund. The Fund will pay the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

     (d)  DISTRIBUTION COORDINATOR AND DISTRIBUTION PLAN

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Capital Mortgage Management, Inc., the Manager as Distribution Coordinator, at an annual rate of 0.10% of the Fund's average daily net assets, payable monthly to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund's total operating expenses to 0.60% per annum of the Fund's average daily net assets through December 31, 2000. The Fund will reimburse the Distribution Coordinator for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.60% expense limitation. For the six months ended June 30, 2000, the Distribution Coordinator waived $8,439 of its fees.

     (e)  OFFICERS AND DIRECTORS

          Certain officers and directors of the Fund are also officers and directors of the Manager, Distributor and Administrator. Certain "independent directors", as defined by the 1940 Act, receive from the Fund as compensation an annual fee of $2,000 and are reimbursed for any expenses incurred in attending meetings.

(4)  INVESTMENT TRANSACTIONS

          The cost of purchases and the proceeds from the sale of securities, excluding short-term investments for the six months ended June 30, 2000, were as follows:

               Purchases                               $ 78,363,591
               Sales                                   $ 56,055,240

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          At June 30, 2000, the basis of investments for federal income tax purposes was the same as their costs for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

                Gross unrealized appreciation                 $      405,463
                Gross unrealized depreciation                     (6,789,223)
                                                              ---------------
                Net unrealized depreciation                   $  (6,383,760)
                                                              ==============

(5)  IN-KIND CONTRIBUTION TRANSACTIONS

          At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 shares of the Fund through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.

(6)  SPECIAL MEETING OF SHAREHOLDERS

          A special meeting of shareholders of the Fund was held at the Carpenters' District Council on May 25, 2000. Each matter voted upon at the meeting is set forth below.

     (a)  ELECTION OF DIRECTORS

          The shareholders of the Fund elected the following seven directors on May 25, 2000:

                                                        Shares
                                      Shares             Voted
                                    Voted "For"        "Against"      Abstained
                                    -----------        ---------      ---------
          Douglas J. McCarron       153,987,745            -              -
          Joseph A. Montanaro       153,987,745            -              -
          Dan Mulligan              153,987,745            -              -
          Terry Nelson              153,987,745            -              -
          James D. Slebiska         153,987,745            -              -
          John W. Stewart           153,987,745            -              -
          Leonard Terbrock          153,987,745            -              -


     (b)  APPROVAL OF A NEW SUBADVISORY AGREEMENT

          The shareholders of the Fund approved a new Subadvisory Agreement with Principal Capital Management LLC with 153,987,745 shares voted "For", 0 shares voted "Against" and 0 shares abstained.

     (c)  RATIFICATION OF DELOITTE & Touche LLP

          The shareholders of the Fund ratified the selection of Deloitte & Touche LLP as independent accountants for the Fund for its fiscal year ending December 31, 2000 with 153,987,745 shares voted "For", 0 shares voted "Against" and 0 abstained.